UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 4, 2013

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

California	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071

(Address of principal executive offices)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03                                    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 4, 2013, Reliance Steel & Aluminum Co., a California corporation (“Registrant”), entered into a syndicated Third Amended and Restated Credit Agreement (“Credit Agreement”) with Bank of America, N.A., as Administrative Agent, Issuing Lender and Swing Line Lender and as a lender, and with 25 other banks as lenders.  The Credit Agreement amends and restates Registrant’s existing $1.5 billion unsecured revolving credit facility and provides for a $500 million term loan, each with a term of five years, expiring April 4, 2018. The Credit Agreement includes an option to increase the revolving credit facility for up to an additional $500 million at Registrant’s request subject to approval of the lenders and certain other conditions.  The term loan will amortize in quarterly installments, resulting in an annual amortization of 5% during the first year, 5% during the second year, 10% during the third year, 10% during the fourth year and 10% during the fifth year after the closing date, with the balance to be paid at maturity.  The term loan may be prepaid without penalty.  The Credit Agreement permits multicurrency borrowings under the revolving credit facility.  The Credit Agreement replaces Registrant’s existing credit facility that would have matured on July 26, 2016. Registrant intends to use the credit facility for working capital and general corporate purposes, including, but not limited to, capital expenditures, dividend payments, repayment of debt, stock repurchases, internal growth initiatives and acquisitions, including our proposed acquisition of Metals USA Holdings Corp.

The foregoing description and the description in the press release attached as Exhibit 99.1 hereto are qualified in their entirety by reference to the full text of the Credit Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

N/A

(b)                                 Pro Forma Financial Information.

N/A

(c)                                  Shell company transactions.

Not applicable.

(d)                                 Exhibits.

Exhibit No.	Description

4.1

Form of Third Amended and Restated Credit Agreement dated as of April 4, 2013 by and among Registrant, Bank of America, N.A., as Administrative Agent, Issuing Lender and Swing Line Lender, and the lenders identified therein.

99.1	Press Release dated April 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: April 5, 2013	By:	/s/ Kay Rustand
Kay Rustand
Vice President, General Counsel and Corporate Secretary

RELIANCE STEEL & ALUMINUM CO.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

4.1

Form of Third Amended and Restated Credit Agreement dated as of April 4, 2013 by and among Registrant, Bank of America, N.A., as Administrative Agent, Issuing Lender and Swing Line Lender, and the lenders identified therein.

99.1	Press Release dated April 5, 2013.